SEPTEMBER 30, 2020

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

Hartford multi-asset income and growth Fund SUMMARY PROSPECTUS

DATED FEBRUARY 28, 2020

HARTFORD multi-strategy FUNDS PROSPECTUS

DATED FEBRUARY 28, 2020, AS SUPPLEMENTED THROUGH august 11, 2020

This Supplement contains new and additional information regarding Hartford Multi-Asset Income and Growth Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.

Michael E. Stack, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective June 30, 2021, he will no longer serve as a portfolio manager to the Hartford Multi-Asset Income and Growth Fund (the “Fund”). Mr. Stack’s portfolio management responsibilities for the fixed income portion of the Fund will transition to Loren L. Moran, CFA in the months leading up to his departure. Accordingly, under the headings “Management” in the above referenced Summary Prospectus and “Hartford Multi-Asset Income and Growth Fund Summary Section - Management” in the above referenced Statutory Prospectus, the following footnote is added next to Mr. Stack’s name in the portfolio manager table:

*	Michael E. Stack, CFA announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective June 30, 2021, he will no longer serve as a portfolio manager for the Fund. Mr. Stack’s portfolio management responsibilities for the fixed income portion of the Fund will transition to Ms. Moran in the months leading up to his departure.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7562	September 2020